October 8, 1998

                   THE DREYFUS SOCIALLY RESPONSIBLE GROWTHFUND,INC.
                               SUPPLEMENT TO PROSPECTUS
                                   DATED MAY 1, 1998
        EFFECTIVE IMMEDIATELY, THE FOLLOWING PROCEDURE SHOULD BE USED BY PARTICIPATING INSURANCE COMPANIES AND ELIGIBLE PLANS FOR THE PURCHASE OF SHARES OF THE FUND BY WIRE.
        Wire payments may be made if the bank account of the Participating Insurance Company or Eligible Plan is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900118474/THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.), for purchase of Fund shares. The wire must include the Fund account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number if applicable of the Participating Insurance Company or Eligible Plan.
        EFFECTIVE SEPTEMBER 14, 1998, THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE TENTH PARAGRAPH IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND."
        Paul A. Hilton serves as the Fund's primary portfolio manager with respect to its areas of social concern. Mr. Hilton has been employed by The Dreyfus Corporation since August 1998. From April 1997 through August 1998, he was a Research Analyst in the Social Awareness Investment program at Smith Barney Asset Management, a division of Travelers Group. From May 1995 through April 1997, he served as a Project Director for corporate social responsibility research at the Council on EconomicPriorities.
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